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                               Loomis Sayles Funds
                      Loomis Sayles Growth Fund Prospectus

     Supplement dated April 15, 1999 superseding Supplements dated March 16,
          1999 and January 20, 1999 to Prospectus dated January 1, 1999

Robert S. Takazawa, Jr. and Mark B. Baribeau, Vice Presidents of Loomis Sayles, serve as the portfolio managers of the Growth Fund. Both Mr. Takazawa and Mr. Baribeau have been employed by Loomis Sayles for more than five years.